SunAmerica Mutual Fund
GNMA Fund
 Focused Growth and Income Portfolio
Growth Opportunities Fund

Supplement to the Prospectus dated January 30, 2002

Class Y shares of the GNMA Fund, Focused Growth and Income
Portfolio, and Growth Opportunities Fund have been renamed
Class X shares. The Class' characteristics remain the same, only the name of the Class is changing. All references in the prospectus are hereby changed accordingly.











Dated: March 11, 2002